UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 22, 2007

SBA Communications Corporation

(Exact name of registrant as specified in its charter)

FLORIDA	000-30110	65-0716501
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5900 Broken Sound Parkway N.W.

Boca Raton, FL 33487

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (561) 995-7670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 22, 2007, the Company issued a press release announcing its financial and operational results for the fourth quarter and fiscal year ended December 31, 2006, and announcing its first quarter and full year 2007 guidance. A copy of the press release is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBA COMMUNICATIONS CORPORATION

By:	/s/ Anthony J. Macaione
Anthony J. Macaione
Chief Financial Officer

Dated: February 22, 2007